Exhibit 99.2

1 © 2022, Iovance Biotherapeutics, Inc. © 2022, Iovance Biotherapeutics, Inc. Corporate Overview August 25, 2022 1

Forward-Looking Statements

Certain matters discussed in this presentation are "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our") within the meaning of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). All such written or oral statements made in this presentation, other than statements of historical fact, are forward-looking statements and are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "forecast," "guidance," "outlook," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management's experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the effects of the COVID-19 pandemic; risks related to the timing of and our ability to successfully develop, submit, obtain and maintain U.S. Food and Drug Administration ("FDA") or other regulatory authority approval of, or other action with respect to, our product candidates, and our ability to successfully commercialize any product candidates for which we obtain FDA approval; whether clinical trial results from our pivotal studies and cohorts may support registration and approval by the FDA; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA may differ from the interpretation of such results or communications by the FDA (including from the recent pre-BLA meeting with the FDA); the risk that the rolling BLA submission for lifileucel in metastatic melanoma may take longer than expected; the acceptance by the market of our product candidates and their potential reimbursement by payors, if approved; our ability or inability to manufacture our therapies using third party manufacturers or our own facility may adversely affect our potential commercial launch; our manufacturing capacity plans may not be successful; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; and other factors, including general economic conditions and regulatory developments, not within our control.

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 2

Global Leadership in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer

Platform

500+
Patients Treated with Iovance TIL

90%+
Manufacturing Success Rate

22-day
Proprietary Manufacturing Process

Pipeline

6 Active Clinical Trials

5 Oncology Indications in Clinic

1 BTD **1** RMAT

3 Fast Track Designations

People & Assets

~$431M
Cash as of 6/30/22

50+
US and International Patents

400+
Employees

Partners & Collaborators

NIH National Cancer Institute

The University of Texas MD Anderson Cancer Center

Moffitt Cancer Center

Yale Cancer Center

cellectis editing life

Abbreviations: BTD: Breakthrough Therapy Designation; RMAT: Regenerative Medicine Advanced Therapy Designation

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 3

Iovance Immuno-Oncology Pipeline

	PRODUCT CANDIDATE	INDICATION(S)	IND-ENABLING	PHASE 1	PHASE 2	PIVOTAL
TIL	Lifileucel/LN-144	Melanoma (post-anti-PD-1)	C-144-01, Cohorts 2 & 4 (Rolling BLA commenced)			FDA RMAT Designation
	Lifileucel	Cervical cancer (post-chemo & post-anti-PD-1)	C-145-04, Cohort 2 (Registrational)			FDA BTD
	LN-145	NSCLC (2L post-chemo & post-anti-PD-1)	IOV-LUN-202, Cohorts 1 & 2			
	LN-145	NSCLC (2-4L incl. post-anti-PD-1)	IOV-COM-202, Cohort 3B			
	LN-145	HNSCC (post-anti-PD-1)	C-145-03, Cohort 2			
TIL Combinations	Lifileucel + pembro	Melanoma (anti-PD-1 naïve)	IOV-COM-202, Cohort 1A			
	Lifileucel + pembro	Cervical cancer (1L, chemo & anti-PD-1 naïve)	C-145-04, Cohort 3			
	LN-145 + pembro	NSCLC (anti-PD-1 naïve)	IOV-COM-202, Cohort 3A			
	LN-145 + ipi/nivo	NSCLC (post-anti-PD-1)	IOV-COM-202, Cohort 3C			
	LN-145 + pembro	HNSCC (anti-PD-1 naive)	IOV-COM-202, Cohort 2A			
PD-1 Selected TIL	LN-145-S1	Melanoma (post-anti-PD-1)	IOV-COM-202, Cohort 1B			
	LN-145-S1	HNSCC (post-anti-PD-1)	C-145-03, Cohort 4			
Third-Generation (Gen 3) TIL 16-day manufacturing	LN-145 Gen 3 + core biopsy	NSCLC (2L post-chemo & post-anti-PD-1)	IOV-LUN-202, Cohort 3			
	LN-144 Gen 3	Melanoma (post-anti-PD-1)	IOV-COM-202, Cohort 1C			
	LN-145 Gen 3	HNSCC (post-anti-PD-1)	C-145-03, Cohort 3			
PBL Therapy	IOV-2001	CLL/SLL (post-BTKi)	IOV-CLL-01			
PD-1 Inactivated TIL	IOV-4001	Melanoma (post-anti-PD-1)	IOV-GM1-201, Cohort 1			
	IOV-4001	NSCLC (2-4L incl. post-anti-PD-1)	IOV-GM1-201, Cohort 2			
IL-2 Analog	IOV-3001	Multiple				

Abbreviations: 1L=first line; 2L=second line; 4L=fourth line; BTD=breakthrough therapy designation; BTKi=Bruton's tyrosine kinase inhibitor; CLL/SLL=chronic lymphocytic leukemia and small lymphocytic lymphoma; HNSCC=head and neck squamous cell carcinoma; IL-2=interleukin 2; IND=Investigational New Drug; ipi/nivo=ipilimumab/nivolumab; NSCLC=non-small cell lung cancer; PBL=peripheral blood lymphocytes; PD-1=programmed cell death protein-1; RMAT=Regenerative Medicines Advanced Therapy; TIL=tumor infiltrating lymphocytes

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 4

5 © 2022, Iovance Biotherapeutics, Inc. Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment 1. https://seer.cancer.gov accessed May 2022 Deaths 1 New Cases 1 Melanoma 7,650 99,780 Cervical 4,280 14,100 Lung & Bronchus 130,180 236,740 Oral Cavity, Pharynx & Larynx 15,050 66,470 Breast 43,780 290,560 Pancreatic 49,830 62,210 Brain & Other Nervous System 18,280 25,050 90% of all cancer cases are solid tumors 1 1 . 7M New cases of solid tumors in the U.S. 1 Expand into other indications Move into earlier line of therapy Significant Market Potential in Solid Tumors

6 © 2022, Iovance Biotherapeutics, Inc. Tumor Infiltrating Lymphocytes (TIL): Leading Platform for Treatment of Solid Tumors TIL – Unique Mechanism of Action • Highly personalized • One - time therapy • Patient’s own immune system amplified and rejuvenated Remove Tumor Sample Expand & Rejuvenate Patient - specific T Cells 1 Lymphodepletion & Infusion 1. Simpson - Abelson et al., ESMO 2020

TIL Mechanism of Action



Infusion of
tumor infiltrating
lymphocytes (TIL)
Tumor
Circulation
Migration
Peptide Antigen
Recognition
Lysis
(Tumor Killing)
TIL
Peripheral
blood
Tumor
bed
TIL
Blood
vessel
TIL
Tumor
cell
TIL
Lysing
tumor
cell
Chemokine
receptor
Chemokine
T-cell
receptor
Tumor
neoantigen
peptides
MHC-I/II
TIL
Granzyme
IFNγ
Lysing
tumor cell
Perforin

Iovance TIL therapy deploys billions of personalized patient-specific polyclonal TIL cells to recognize and target a multitude of non-overlapping neoantigens in patients with solid tumors

IOVANCE 7

© 2022, Iovance Biotherapeutics, Inc.

8 © 2022, Iovance Biotherapeutics, Inc. Iovance Streamlined 22 - Day GMP Manufacturing Process 1 2 Patient Intake Tumor Sample Procurement 3 4 NMA - LD TIL 5 6 IL - 2 Recovery/Discharge 4 2 Gen 2 Process: 22 Days 8 © 2022, Iovance Biotherapeutics, Inc.

9 © 2022, Iovance Biotherapeutics, Inc. Iovance Cell Therapy Center: iCTC Built - to - suit custom facility in Navy Yard Philadelphia 136,000 ft 2 , $85M investment LEED gold certification for core and shell building Honorable Mention Winner: 2022 ISPE Facility of the Year Awards Clinical supply initiated 3Q21 Commercial manufacturing expected with BLA approval Control to optimize capacity, quality & COGS Leading Cell Therapy Manufacturing Facility

Broad, Iovance-Owned IP Around TIL Therapy

1 Tumor Sample Procurement

3 NMA-LD

4 TIL Infusion

5 IL-2 Infusions

TIL from:
- Tumor
- Marrow infiltrating lymphocytes
- Peripheral blood lymphocytes
- Frozen tumor technologies
- Remnant TIL and digest processes

- **Combination of TIL and ICIs including PD-1 antibodies**
- **Patient subpopulations**

IL-2 variants and regimens

2

4



TIL products and compositions: Gen 2, Gen 3, use of co-stimulants, selection of TIL, stable and transient genetic modifications, cryopreservation

- ✓ 50+ granted or allowed US and international patents
- ✓ Compositions of matter for TIL products
- ✓ Methods of treatment in a broad range of cancers
- ✓ Manufacturing processes

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 10

11 © 2022, Iovance Biotherapeutics, Inc. 11 Clinical Data Highlights

Potential Market for Metastatic Melanoma

Unmet Needs to Increase Response Rates in Early Line and Post-Immune Checkpoint Inhibitors

"For patients who progress on anti-PD-1 therapy, there is an unfilled need for efficacious and durable treatment options. The latest results with lifileucel suggest that intervention with TIL therapy, upon progression, can achieve this goal for patients and should be considered as appropriate therapy."

Omid Hamid, MD
Chief of Research/Immuno-Oncology
The Angeles Clinic & Research Institute

325k New cases WW each year[1]

57k Deaths WW each year[1]

100k New cases in U.S. each year[2]

7.7k Deaths in U.S. each year[2]

Available Care:

1st line:
Anti-PD-1 Immunotherapy
21%-33% ORR[3]

BRAF/MEK inhibitors for BRAF positive

2nd line:
Chemotherapy
ORR 4-10%[4]
OS ~7-8 months[5]

Limited options after progression on checkpoint and BRAF/MEK inhibitors

1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Cancer J Clin., May 2021
2. https://seer.cancer.gov accessed May 2022
3. Keytruda USPI accessed Mar 2022
4. Keytruda USPI accessed Mar 2022 (4%) and Weber et al., Lancet Oncol 2015 (ICC 10%)
5. Kirchburger et al., Eur J Cancer 2016 and Goldinger et al., J Clin Oncol 2018

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 12

C-144-01 Phase 2 Study Design

Phase 2, Multicenter Study to Assess the Efficacy and Safety of Lifileucel for Treatment of Patients with Metastatic Melanoma (NCT02360579)

Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD-1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK

Cohort 1:
Non-cryopreserved TIL product (Gen 1)
N=30
Closed to enrollment

Cohort 2:
Cryopreserved TIL product (Gen 2)
N=60
Closed to enrollment

Cohort 4: Pivotal
Cryopreserved TIL product (Gen 2)
N=75
Closed to enrollment

Cohort 3:
TIL re-treatment
N=10

Endpoints

- Primary: Efficacy defined as ORR assessed by IRC

Study Updates

- Mar 2019: Cohort 4 (pivotal trial) first patient enrolled
- Jan 2020: last patient dosed (Cohort 4)
- May 2021: Cohort 2 publication in *Journal of Clinical Oncology*[1]
- June 2021: Cohort 2 median DOR not reached at 33.1 months of median study follow up[2]
- May 2022: Cohort 4 and Cohort 2 topline IRC data release

Same eligibility criteria and manufacturing process used for C-144-01 Cohorts 2 and 4

1. Sarnaik et al., J Clin Oncol 2021 (data reported by investigator)
2. Larkin, et. al. ASCO 2021 (data reported by investigator; data extract: Apr'21)

Abbreviations: ORR, objective response rate; DOR, duration of response; PD-1, programmed cell death protein-1; IRC, independent review committee

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 13

14 © 2022, Iovance Biotherapeutics, Inc. Lifileucel C - 144 - 01 Cohort 2 Clinical Data Highlights in Melanoma 1. As assessed by investigator using RECIST 1.1 (data extraction: April 22, 2021). Larkin, et. al. ASCO 2021. Abstract #9505. Abbreviations: CR, complete response; DOR, duration of response; ORR, objective response rate; PR, partial response; SD, stab le disease 36% ORR Best Overall Response Responses continue to deepen over time: • 17% of patients had deepening of response • 1 PR converted to CR 24 months post - lifileucel Single - Agent Lifileucel Following Progression on Anti - PD - 1 Therapy (C - 144 - 01 Cohort 2, N=66) 1 Median DOR not reached 3 3 .1 months *BRAF 600 mutation C - 144 - 01 COHORT 2 ASCO 2021 – ASSESSED BY INVESTIGATOR USING REC IST 1.1 Time to Response for Evaluable Patients (PR or Better) Median study follow up

C-144-01 COHORT 2 AND COHORT 4 TOPLINE DATA RELEASE ASSESSED BY IRC USING RECIST 1.1

C-144-01 Primary Analysis Supports Expected Approval

Cohort 4 Met Primary Endpoint: Ruled Out Null Hypothesis of ORR<= 10%

Cohort 4 (N=87[1])

29% ORR (IRC)

10.4 Months
Median DOR

23.5 Months
Median Study Follow-up

Cohort 2 (N=66[1])

35% ORR (IRC)

Median DOR not reached

36.6 Months
Median Study Follow-up

Cohort 2+4 (N=153)

31% ORR (IRC)

Median DOR not reached

27.6 Months
Median Study Follow-up

- **Cohort 2 patients had about half the cumulative duration of prior anti-PD-1 therapy compared to Cohort 4**
- **Lower baseline disease burden in Cohort 2 compared to Cohort 4:**
  - Elevated LDH, a well-known negative prognostic factor, increased to 64.4% of patients in Cohort 4 versus 40.9% in Cohort 2
  - A greater number of tumor lesions at baseline were observed, with 83.9% versus 65.2% of patients with more than three lesions in Cohort 4 versus Cohort 2

1. Full Analysis Set (FAS)
Abbreviations: ORR, objective response rate; DOR, duration of response; PD-1, programmed cell death protein-1; LDH, lactate dehydrogenase; IRC, independent review committee; RECIST, Response Evaluation Criteria in Solid Tumors

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 15

16 © 2022, Iovance Biotherapeutics, Inc. C - 144 - 01 COHORT 4 TOPLINE DATA RELEASE ASSESSED BY IRC USING REC IST 1.1 44% of Responders DOR ≥ 12 mo. Prior anti - CTLA - 4 in combination with anti - PD - 1 26.3 Months Longest Ongoing Response C - 144 - 01 Cohort 4 Data Highlights: DOR at Data Cutoff 1. All patients received prior anti - PD1 therapy; 2. 88% of responders had prior anti - CTLA - 4 - therapy; 3. 48% of responders had p rior anti - CTLA - 4 + anti - PD - 1 combination therapy Abbreviations: CTLA - 4, cytotoxic T - lymphocyte antigen 4; DOR, duration of response; FAS, Full Analysis Set; IRC, independent rev iew committee; PD - 1, programmed cell death protein - 1; RECIST, Response Evaluation Criteria in Solid Tumors 83% of FAS 2 Prior anti - CTLA - 4 Heavily pre - treated patients – 3 median prior lines of therapy 1 55% of FAS 3

17 © 2022, Iovance Biotherapeutics, Inc. Lifileucel in combination with anti - PD - 1/PD - L1 therapy in ICI - naïve patients (IOV - COM - 202 Cohort 1A, N=12 ) 1 Iovance TIL Clinical Highlights in Combination with Pembrolizumab in Metastatic Melanoma • 8 / 12 patients had a confirmed objective response per RECIST 1.1 (3 CRs & 5 PRs) • 6 / 8 responders had ongoing response at the time of the last data cut • 5 responders had a duration of response >1 year • FDA Fast Track Designation 66.7% ORR IOV - COM - 202 COHORT 1A MELANOMA COMBINATION (TIL+PEMBROLIZUMAB) 1. As assessed by investigator using RECIST 1.1 (January 20, 2022 data cutoff). 2. Each bar is presented for each patient starting from date of TIL infusion up to date of new anti - cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier. Abbreviations: CR, complete response; ICI, immune checkpoint inhibitor; ORR, objective response rate; PR, partial response; S D, stable disease; pembro, pembrolizumab; RECIST, Response Evaluation Criteria in Solid Tumors Patient ID Time (months) since TIL Infusion 1A-12 1A-11 1A-04 1A-07 1A-06 1A-05 1A-01 1A-03 S u b j e c t s 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Time (months) since TIL Infusion Pembro Infusion Progression Ongoing on Study PR Start CR Start Time (months) since TIL Infusion 1A - 03 1A - 01 1A - 05 1A - 06 1A - 07 1A - 04 1A - 11 1A - 12 Patient ID Time to Response for Responders 2 Patient ID CRPRSD Best Overall Response -30 1A-09 1A-02 1A-08 1A-01 1A-11 1A-12 1A-04 1A-05 1A-03 1A-06 1A-07 -100 -80 -60 -40 -20 0 20 % C h a n g e f r o m B a s e l i n e N=0 N=11 Cohort 1A % Change from Baseline SD PR CR 1A - 09 1A - 02 1A - 08 1A - 01 1A - 11 1A - 12 1A - 04 1A - 05 1A - 03 1A - 06 1A - 07 Patient ID Best Overall Response for Evaluable Patients

18 © 2022, Iovance Biotherapeutics, Inc. 1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Ca nce r J Clin., May 2021 2. https://seer.cancer.gov accessed May 2022 3. Brahmer et al., NEJM 2015; Borghaei et al., NEJM 2015; Herbst et al., Lancet 2016; Rittmeyer et al., Lancet 2017 Potential Market for Non - Small Cell Lung Cancer (NSCLC) Addressing a Defined Unmet Need in Second Line NSCLC The clinical data for LN - 145 in heavily treated patients with metastatic non - small cell lung cancer is exciting. It represents the first experience for TIL monotherapy to show clinical benefit in metastatic non - small cell lung cancer.” Adam J. Schoenfeld, MD Medical Oncologist Memorial Sloan Kettering Cancer Center New cases WW each year 1 2.2M 237k New cases in U.S. each year 2 1.8M Available Care: 130k Deaths WW each year 1 Deaths in U.S. each year 2 9 - 13% ORR for docetaxel in 2 nd line NSCLC following progression on chemo 3 Checkpoint Inhibitor + Chemo as 1 st line option

IOV-COM-202 COHORT 3B, POST-ANTI-PD-1 NSCLC, MAY 2022

Iovance TIL Clinical Data Highlights in NSCLC

Single-Agent LN-145 Following Progression on Anti-PD-1 Therapy
(IOV-COM-202 Cohort 3B, N=28)[1]

21% ORR **29+** months ongoing CR

Heavily Pre-Treated Patient Population

- All received prior anti-PD-1 / anti-PD-L1 therapy
- 24/28 patients (85.7%), including all responders, received ≥2 prior lines of systemic therapy

Ongoing Responses with Durations of 12+ and 29+ Months

Best Overall Response for Evaluable Patients (n=24)


% Change from Baseline
60
40
20
0
-20
-40
-60
-80
100
N=5
-30
N=19
Cohort 3B
PD SD PR CR
3B-15 3B-08 3B-19 3B-07 3B-24 3B-16 3B-05 3B-01 3B-06 3B-09 3B-11 3B-04 3B-13 3B-20 3B-23 3B-10 3B-12 3B-18 3B-22 3B-17 3B-28 3B-02 3B-26 3B-25

Time to Response for Confirmed Responders (PR or Better; n=6)

Pt ID	# of Lines of Prior Therapy	PD-L1 TPS (%)
2*	3	<1
17**	2	70
25	3	0
26**	3	40
22	2	5
28	3	90

Responses in Pts. 2 and 17 Remain Ongoing


29+ months
12+ months
CR Start
PR Start
Ongoing on Study
Progression
Death
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39
Time (months) since TIL Infusion

1. As assessed by investigator using RECIST 1.1 (May 10, 2022 data cutoff).
*Patient 2 is reported as a CR based on negative FDG-PET scans by investigator
**Driver oncogenic mutations: Patient 17 (KRAS G12C); Patient 26 (KRAS G12D)
Abbreviations: CR, complete response; ORR, objective response rate; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; TIL, tumor infiltrating lymphocytes; nivo, nivolumab

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 19

IOV-LUN-202

Phase 2, Multicenter Study of LN-145 in Patients with Metastatic Non-Small-Cell Lung Cancer, IOV-LUN-202 (NCT04614103)


Unresectable or metastatic, NSCLC with progression on prior CPI + chemotherapy, N=95
Cohort 1: NSCLC
Patients with < 1% or unknown TPS
LN-145
N=40
Cohort 2: NSCLC
Patients with ≥ 1% TPS
LN-145
N= 40
Cohort 3: Core Biopsy and Gen 3*
LN-145
N=15
Cohort 4:
Retreatment

Endpoints

- Primary: Efficacy defined as ORR by IRC
- Secondary: Safety and efficacy

Study Updates

- 2Q21: first patients dosed
- 36 sites are active in U.S., Canada, Europe

IOV-LUN-202 (NCT04614103) is designed to enroll patients with NSCLC with an unmet medical need but with fewer prior lines of therapy to maximize the potential for more sustained responses

*Cohort 3 patients unable to undergo surgical harvest, TIL grown from core biopsy

Abbreviations: CPI, checkpoint inhibitor; IRC, independent review committee; ORR, objective response rate; TPS, tumor proportion score

© 2022, Iovance Biotherapeutics, Inc.

20

IOV-4001 First-in-Human Study: IOV-GM1-201

Phase 1/2, Open-label Study of PD-1 Knockout Tumor-infiltrating Lymphocytes (IOV-4001) in Participants With Unresectable or Metastatic Melanoma or Stage III or IV Non-small-cell Lung Cancer (NCT05361174)

Phase 1 / 2 study to investigate the efficacy and safety of an infusion of IOV-4001 in adult participants with unresectable or metastatic melanoma or advanced non-small-cell lung cancer (NSCLC). N=53

Cohort 1: Unresectable or metastatic melanoma
Post-anti-PD-1/L1, post-BRAF/MEK inhibitor in patients with BRAF mutations

Cohort 2: Stage III or IV non-small-cell lung cancer
Post -anti-PD-1/L1 or
Post targeted therapy and either chemotherapy or anti-PD-1/L1

Endpoints

- Phase 1: Safety
- Phase 2: Objective Response Rate (ORR) per RECIST v1.1 as assessed by the investigator
- Secondary endpoints include complete response (CR) rate, duration of response (DOR), disease control rate (DCR), progression free survival (PFS), overall survival (OS), safety and tolerability, feasibility

Study Updates

- 1Q22: Investigational New Drug (IND) Allowance
- 2Q22: site activation and patient recruitment

© 2022, Iovance Biotherapeutics, Inc.
21

22 © 2022, Iovance Biotherapeutics, Inc. 22 Launch Preparation

23 © 2022, Iovance Biotherapeutics, Inc. 1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Ca nce r J Clin., May 2021 2. https://seer.cancer.gov accessed May 2022 3. Clarivate DRG Disease Landscape (2021) Abbreviations: EU5=France, Germany, Italy, Spain and United Kingdom, 1L=first line therapy, 2L=second line therapy, 3L=third lin e therapy Potential Market in Advanced Melanoma Annual new cases worldwide 1 325k 100k Annual new cases in U.S. 2 57k 7.7k Annual deaths worldwide 1 Annual deaths in U.S. 2 9.7K 6.3K 4.8K 8.8K 5.3K 3.5K 1L 2L 3L US EU5 Melanoma Drug - Treated Population in 2020 3 Unresectable / Metastatic (US and EU5) Preparing to Launch First - to - Market TIL with No Near - Term Commercial Competition in Advanced Melanoma

24 © 2022, Iovance Biotherapeutics, Inc. Best - in - Class Manufacturing Continuous improvement of cost, quality & efficiency Reduce material costs Consistent success rates Redundant & reliable suppliers Increase throughput Reduce overhead costs

25 © 2022, Iovance Biotherapeutics, Inc. • Core suites: TIL commercial manufacturing • Flexible suites: clinical supply, pipeline expansion and advanced manufacturing, including IOV - 4001 and Gen 3 • Integrated quality control, supply chain and IT systems • 100+ employees with additional staffing into launch and beyond • i CTC supplemented with external CDMO manufacturing capacity i CTC Designed for High - Volume TIL Manufacturing and Flexibility

26 © 2022, Iovance Biotherapeutics, Inc. Building Capacity to Treat Thousands of Cancer Patients Annually Phase 1 i CTC ( Today ): 100s of patients/year BLA Prep in c ore suites for commercial Phase 2 i CTC: 2,000+ patients/year core suites for commercial separate flex suites for clinical Phase 3 i CTC Expansion : 1 5 ,000+ patients/year Phase 4 Additional Site(s) : 10,000+ patients/year i CTC Adjacent and new sites 2 Automation 26 © 2022, Iovance Biotherapeutics, Inc. 12 4 separate flex suites for clinical 4 24 4 separate flex suites for clinical core suites for commercial 1. Expansion within existing shell 2. Option to build on adjacent parcel

Targeting Potential Authorized Treatment Centers (ATCs)



Potential ATC
Iovance Clinical Trial Site[1]

Targeting Considerations

- Patient volume
- NCCN status, KOLs
- Existing cell therapy / BMT
- Iovance clinical trial(s)

Drive Demand

- Top account prioritization
- Community referrals

1. ClinicalTrials.gov

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 27

Supporting Providers & Patients: IovanceCares™



Order Submission &
Tumor Procurement
Order Management
& COI / COC
Manufacturing
IOVANCE Cares
Quality
System
TIL Patient
Dedicated
Case Managers
IOVANCE Cares
IOVANCE Cares
Reimbursement &
Patient Support

Customer-Centric

- Patient management ecosystem
- Proprietary COI/COC
- Treatment center quality program

Patient-Centric

- Dedicated case managers
- Reimbursement support
- Patient support

Abbreviations: COI, Chain of Identity; COC, Chain of Custody

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 28

29 © 2022, Iovance Biotherapeutics, Inc. 55% Commercial 29% Medicare Metastatic Melanoma Payer Mix All Treatment Settings and Lines of Therapy Enabling Market Access 1. Metastatic Melanoma Insurance Claims Analysis, TIL - eligible patients treated in the ATC setting (1/1/2018 – 6/30/2021) Abbreviations: ICD - 10 PCS=International Classification of Diseases, 10 th Revision, Procedure Coding System; IPPS=In - patient Prospective Payment System 9% Other 7% Medicaid High Unmet Need in Metastatic Melanoma and Clinical Value of Lifileucel Payer Engagement • Unmet need • Clinical data • Educational presentations and tools Coding, Coverage and Payment • ICD - 10 PCS codes issued • Medicare expanded DRG - 018 to other immunotherapies, including lifileucel, in IPPS FY 2022 final rule 1

30 © 2022, Iovance Biotherapeutics, Inc. 30 Research Pipeline

31 © 2022, Iovance Biotherapeutics, Inc. Genetically mod TIL Develop more potent TIL Optimize process Expand TIL into new regimens Cellectis gene - editing TALEN ® collaboration 1,2 PD - 1 and other immune checkpoint targets PD - 1+ selected TIL CD39/69 double negative TILs 3 Gen 3 (16 - day) process (COM - 202) Core biopsy (LUN - 202 study) IOV - 3001 IL - 2 analog licensed from Novartis: IND enabling studies in 2022 What’s Next Genetically modify TIL Develop more potent TIL Optimize process Expand TIL into new regimens 1. Ritthipichai et al., ESMO 2020 2. Natarajan, et al., AACR 2022 3. Cubas et al., ESMO IO 2021 31 © 2022, Iovance Biotherapeutics, Inc.

Advancing Genetically-Modified TIL Toward the Clinic

PD-1 Inactivated TIL (IOV-4001) Clinical Study Underway

Additional immune checkpoint targets, including double inactivation

Cytokine tethered TILs

Additional transient and stable gene insertion and inactivation

© 2022, Iovance Biotherapeutics, Inc.

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33 © 2022, Iovance Biotherapeutics, Inc. 33 Financial Summary & Milestones

34 © 2022, Iovance Biotherapeutics, Inc. June 30, 2022 In millions (unaudited) Common shares outstanding 157.8 Preferred shares outstanding 2.9 1 Stock options and restricted stock units outstanding 17.2 Cash, cash equivalents, investments, restricted cash $430.9 2 Anticipated cash runway sufficient into 2024 1. Preferred shares are shown on an as - converted basis 2. Includes Restricted Cash of $6.4 million as of June 30, 2022 Well - Capitalized in Pursuit of TIL Commercialization

2021 Accomplishments

REGULATORY

- ☑ BLA: FDA feedback received for potency assays; additional assay data submission & interactions 2H21

PIPELINE

- ☑ Melanoma and Cervical: TIL + pembrolizumab data at ASCO and SITC 2021
- ☑ Cervical: last patient dosed in Cohort 2, potential to include in BLA
- ☑ NSCLC: initial LN-145 clinical data (Cohort 3B); patient dosing in IOV-LUN-202
- ☑ HNSCC: expanding TIL + pembrolizumab
- ☑ NSCLC: LN-145 clinical data at SITC 2021 (Cohort 3B)

MANUFACTURING

- ☑ Melanoma and NSCLC: 16-day Gen 3 process in clinic
- ☑ Completion of Navy Yard GMP facility (*i*CTC); start clinical manufacturing at *i*CTC

Anticipated 2022 Milestones

REGULATORY

- ☑ BLA: Commence rolling BLA submission in August 2022
- ☐ BLA: Complete rolling BLA submission in Q4 2022

PIPELINE

- ☑ Melanoma: Cohort 4 data
- ☐ NSCLC: enroll IOV-LUN-202 study, execute strategy based on FDA feedback
- ☑ Cervical: execute strategy based on FDA feedback for BLA
- ☐ TIL + pembrolizumab: continue ongoing cohorts and open a Phase 3 study in frontline metastatic melanoma in late 2022
- ☐ Genetically-modified TIL: initiate clinical study of IOV-4001
- ☐ Research pipeline: advance new TIL products towards the clinic

MANUFACTURING

- ☐ Continue GMP commercial readiness activities

© 2022, Iovance Biotherapeutics, Inc.

IOVANCE 35

Investment Highlights

Pioneering a Transformational Approach to Cure Cancer

Large market opportunity & strong unmet need

- Initial focus in post-checkpoint solid tumors
- Expansion into combinations and earlier lines of therapy
- Company-sponsored trials in melanoma, cervical, head & neck, NSCLC, and chronic lymphocytic leukemia (CLL)

Potential to be first one-time cell therapy approved for solid tumors

- Accelerated path to approval in melanoma and cervical cancer
- Rolling BLA submission commenced in August 2022
- Melanoma: RMAT, Orphan Drug, and Fast Track
- Cervical cancer: BTD, Orphan Drug, and Fast Track

Efficient & scalable proprietary manufacturing

- Iovance Cell Therapy Center (*i*CTC) in-house manufacturing
- Additional capacity with contract manufacturers
- Rapid 22-day Gen 2 manufacturing with 90%+ success rate
- >500 patients treated with Iovance proprietary process

Infrastructure for commercial success

- Fully integrated
- Experienced cross-functional cell therapy team
- Partnering with leading U.S. Cancer Centers to develop TIL service-line capabilities
- IovanceCares™ proprietary platform

IOVANCE 36
© 2022, Iovance Biotherapeutics, Inc.

37 © 2022, Iovance Biotherapeutics, Inc. © 2022, Iovance Biotherapeutics, Inc. Thank You